[LIBERTY LOGO]


                         LIBERTY
                         FOCUS FUND CLASS A
                         STEIN ROE FOCUS FUND

















                         ANNUAL REPORT
                    _______________________
                         SEPTEMBER 30, 2000

CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Stephen E. Gibson's thoughts on the market and investing

PORTFOLIO MANAGER'S REPORT..................................      2
 An interview with the Fund's Portfolio Manager - David
   Brady

HIGHLIGHTS..................................................      3

PORTFOLIO OF INVESTMENTS....................................      5
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................      7

 Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................     10

FINANCIAL HIGHLIGHTS........................................     13

 Selected per-share data and ratios to average net assets

REPORT OF INDEPENDENT ACCOUNTANTS...........................     14

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

It's been a good year for the Liberty Focus Fund. Specifically, the Fund's Class A shares outperformed the S&P 500 Index,(1) its benchmark index, by nearly 25 percentage points during the period on the strength of the financial services, utility and certain technology sectors. Although technology stocks had a great fourth quarter 1999, they retreated from March through May of 2000. A combination of high valuations and lower than expected net earnings contributed to the slide.

      Economic results were mixed during the period, however, the Fund prospered in an environment of expanding economic growth and rising corporate profits. In contrast, the Federal Reserve continued to raise interest rates, and the value of the euro against the U.S. dollar continued a decline that began early in the period. Although U.S. conglomerates that do significant business overseas are sensitive to these currency fluctuations, we believe that the euro's weakness is temporary, and that it should strengthen in the next fiscal year.

      Take a look inside the report. Portfolio Manager David Brady provides a further discussion on the economic and market factors that affected the Fund's performance and strategy. Thank you for choosing the Liberty Focus Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
November 20, 2000

(1) See benchmark index chart on page 3 for performance results.

    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

THE FUND OUTPERFORMED ITS BENCHMARK
Liberty Focus Fund performed well during the 12-months ended September 30, 2000. Class A shares delivered a total return of 37.67% without a sales charge, compared with 13.27% for the S&P 500 Index during the same period.

TECHNOLOGY STOCKS LEAD GAINS
The financial services, utility and technology sectors fueled the Fund's performance. However, the strength of a number of our technology holdings was a major contributor to the Fund's above-average performance. Among our best performers were companies that focus on data storage, including EMC (7.0% of net assets) and Network Appliance (3.2% of net assets), which continued to experience strong demand. Network Appliance was added early in the period and was up significantly, while EMC had a total return of nearly 180% during the period. Rational Software (5.2% of net assets), a company that supplies tools used by business-to-business Internet service companies, also performed well. We believe Rational Software will continue to have good prospects for the future.

      While our gains in the technology area far outweighed any losses, we did have a few holdings that underperformed. This included applications-based companies such as Microsoft (4.5% of net assets). In the personal computer area, we sold our position in Dell Computer on the assumption that growth in the PC and related hardware markets was slowing. Apple Computer (2.6% of net assets) also revealed that growth would fall short of expectations. Nevertheless, we are optimistic about the future growth of the technology sector, especially the area of data storage.

      Utilities and financial services companies also performed well during the period. AES Corp. (7.2% of net assets) and Active Power, which was bought and sold during the period, both benefited from deregulation in the utilities industry and high demand for reliable sources of power. Household International (5.5% of net assets) and other financial services companies benefited from the rise in interest rates, especially during the third quarter.

A FOCUS ON LARGE-CAP STOCKS
      We continued a strategy of maintaining between 20 to 25 securities in the portfolio that we believe provide the best risk/reward opportunities. Our focus is on large-capitalization companies that dominate their particular industry. Within this context, we maintained a significant weighting in the technology sector and added to our position in utilities.

OUTLOOK
We are guardedly optimistic about the prospects for the economy, the equity markets and the Fund. We believe the Federal Reserve has interest rates in a holding pattern, and that its next move will be to lower rates. In addition, we believe that the growth rate of corporate profits should initially fall to a much more sustainable level of between 10%-12%, but accelerate later in 2001. As a result, we are optimistic about the future of the equity markets over the next 12 months and believe stocks should benefit.

DAVID P. BRADY has been portfolio manager of the Fund since June 1998.

HIGHLIGHTS
--------------------------------------------------------------------------------

* MIXED PERFORMANCE FROM TECHNOLOGY

Software and data storage companies performed relatively well during the period, while those companies that produce computer hardware were weaker.

* ECONOMIC RESULTS WERE GENERALLY POSITIVE

The U.S. economy continued its 10-year expansion. Economic growth and corporate earnings grew at impressive rates. However, the Federal Reserve continued a policy of raising interest rates in an attempt to slow economic growth.

* UTILITIES AND FINANCIAL SERVICES HELPED FUND RETURNS

High energy prices including crude oil prices benefited utility stocks during the period, and an increase in interest rates improved the prospects of financial services companies.

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

June 26, 1998 -- September 30, 2000

LIBERTY FOCUS FUND CLASS A

CLASS A WITHOUT SALES CHARGE             CLASS A WITH SALES CHARGE         S&P 500 INDEX         MORNINGSTAR LARGE BLEND CATEGORY
----------------------------             -------------------------         -------------         --------------------------------
10000                                             9425.00                    10000.00                       10000.00
9851                                              9284.57                     9894.00                        9836.00
8783.15                                           8278.12                     8464.32                        8424.14
8982.53                                           8466.03                     9006.88                        8865.73
8972.65                                           8456.72                     9738.24                        9514.35
9980.28                                           9406.41                    10328.40                       10047.90
10359.5                                           9763.85                    10923.30                       10650.80
10788.4                                          10168.10                    11379.90                       10990.20
10539.2                                           9933.20                    11026.00                       10644.70
11586.8                                          10920.60                    11467.00                       11026.70
11736.3                                          11061.40                    11910.80                       11415.10
11636.5                                          10967.40                    11629.70                       11177.10
12415                                            11701.10                    12272.80                       11766.70
12056.2                                          11363.00                    11891.10                       11450.60
11757.2                                          11081.20                    11831.70                       11323.00
11667.8                                          10997.00                    11507.50                       11061.20
12376.1                                          11664.50                    12235.90                       11673.30
13124.8                                          12370.20                    12484.30                       11955.10
14227.3                                          13409.30                    13218.40                       12722.00
13891.6                                          13092.80                    12554.80                       12178.70
14048.5                                          13240.80                    12317.50                       12203.40
14676.5                                          13832.60                    13522.20                       13167.00
13953                                            13150.70                    13115.20                       12770.20
13502.3                                          12725.90                    12846.30                       12462.70
14371.8                                          13545.40                    13162.30                       12812.20
14591.7                                          13752.70                    12957.00                       12627.80
16989.1                                          16012.30                    13761.60                       13465.40
16217                                            15285.00                    13037.00                       12818.40

Liberty Focus Fund Class A is a class of Stein Roe Focus Fund (the "Fund"), a series of Liberty-Stein Roe Funds Investment Trust. The Fund also offers Class S shares. Performance highlights for the Fund's Class S shares are presented in a separate annual report.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With Sales Charge" returns include the maximum 5.75% sales charge for Class A shares. Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the Fund's Class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These Class S share returns are not restated to reflect any expense differential between Class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment.

The Fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

                            As of September 30, 2000

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

AES                                             7.2
EMC                                             7.0
Household International                         5.5
Rational Software                               5.2
Microsoft                                       4.5
MBNA                                            4.1
Intuit                                          3.9
Comcast                                         3.9
Viacom                                          3.8
Southtrust                                      3.8

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                        Period ended September 30, 2000

                                                     One Year            Life of Fund*
                                               --------------------   --------------------
                                                            Without                Without
                                               With Sales    Sales    With Sales    Sales
                                                 Charge     Charge      Charge     Charge
                                               ----------   -------   ----------   -------
Liberty Focus Fund Class A                       29.74%      37.67%     20.62%      23.82%

* The Fund commenced operations on 6/26/98.

Liberty Focus Fund Class A shares (newer class shares) performance includes returns of the Fund's Class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These Class S share returns are not restated to reflect any expense differential between Class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

                                    [Chart]

ECONOMIC SECTOR BREAKDOWN
September 30, 2000
Consumer Cyclical                               9.00%
Consumer Non-Cyclical                          10.00%
Energy                                          3.00%
Financial                                      15.00%
Industrial                                      2.00%
Technology                                     46.00%
Utilities                                      15.00%

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
SEPTEMBER 30, 2000
(in thousands)

COMMON STOCKS - 88.6%                                           SHARES       VALUE
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 7.7%
BROADCASTING & CABLE - 3.9%
Comcast Corp., Special Class A..............................        75      $ 3,070
                                                                            -------
MOVIES & ENTERTAINMENT - 3.8%
Viacom, Inc. Class B (a)....................................        52        3,047
                                                                            -------
-----------------------------------------------------------------------------------
CONSUMER STAPLES - 3.5%
Safeway, Inc. (a)...........................................        60        2,801
                                                                            -------
-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 9.6%
CONSUMER FINANCE
Household International, Inc................................        77        4,377
MBNA Corp...................................................        85        3,272
                                                                            -------
                                                                              7,649
                                                                            -------
-----------------------------------------------------------------------------------
FINANCIALS - 3.8%
Southtrust Corp.............................................        96        3,012
                                                                            -------
-----------------------------------------------------------------------------------
HEALTH CARE - 5.4%
BIOTECHNOLOGY - 2.1%
Genentech, Inc. (a).........................................         9        1,671
                                                                            -------
PHARMACEUTICALS - 3.3%
American Home Products Corp.................................        46        2,625
                                                                            -------
-----------------------------------------------------------------------------------
INDUSTRIALS - 1.8%
Avery Dennison Corp.........................................        30        1,396
                                                                            -------
-----------------------------------------------------------------------------------
SOFTWARE & SERVICES - 20.3%
APPLICATIONS SOFTWARE - 9.2%
Intuit, Inc. (a)............................................        55        3,135
Rational Software Corp. (a).................................        60        4,163
                                                                            -------
                                                                              7,298
                                                                            -------
INTERNET SOFTWARE & SERVICES - 6.6%
America Online, Inc. (a)....................................        50        2,688
Cosine Communications, Inc. (a).............................        14          778
Parthus Technologies PLC ADR (a)............................        45        1,811
                                                                            -------
                                                                              5,277
                                                                            -------
SYSTEMS SOFTWARE - 4.5%
Microsoft Corp. (a).........................................        60        3,615
                                                                            -------
-----------------------------------------------------------------------------------

See notes to investment portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                SHARES       VALUE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 20.4%
COMPUTER HARDWARE - 2.6%
Apple Computer, Inc.........................................        80      $ 2,060
                                                                            -------

COMPUTER STORAGE & PERIPHERALS - 10.2%
EMC Corp. (a)...............................................        56        5,551
Network Appliance, Inc. (a).................................        20        2,547
                                                                            -------

                                                                              8,098
                                                                            -------

NETWORKING EQUIPMENT - 2.4%
Cisco Systems, Inc. (a).....................................        35        1,922
                                                                            -------

SEMICONDUCTORS - 2.1%
Broadcom Corp., Class A (a).................................         7        1,706
                                                                            -------

TELECOMMUNICATIONS EQUIPMENT - 3.1%
Motorola, Inc...............................................        87        2,458
                                                                            -------

TELECOMMUNICATION SERVICES - 6.1%
MCI WorldCom, Inc. (a)......................................        64        1,932
Vodafone Group PLC ADR......................................        80        2,960
                                                                            -------

                                                                              4,892
                                                                            -------

-----------------------------------------------------------------------------------
UTILITIES - 10.0%
AES Corp. (a)...............................................        84        5,754
Enron Corp..................................................        25        2,191
                                                                            -------

                                                                              7,945
                                                                            -------

TOTAL COMMON STOCKS (cost of $52,635) (b)...................                 70,542
                                                                            -------

SHORT-TERM OBLIGATIONS - 11.5%                                   PAR
-----------------------------------------------------------------------------------
COMMERCIAL PAPER
American Home Products
  6.680% (c) 10/2/00........................................    $2,865        2,864
Associates Corp. of North America
  6.700% (c) 10/2/00........................................     2,795        2,795
Fortune Brands
  6.680% (c) 10/2/00........................................     3,500        3,499
                                                                            -------

                                                                              9,158
                                                                            -------

OTHER ASSETS AND LIABILITIES - (0.1)%.......................                    (48)

-----------------------------------------------------------------------------------
NET ASSETS - 100.0%.........................................                $79,652
                                                                            =======


NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at time of purchase.

          ACRONYM                      NAME
   ---------------------    ---------------------------
            ADR             American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 30, 2000
(All amounts in thousands, except per-share amounts and footnotes)

ASSETS
Investments at value (cost $52,635).........................         $ 70,542
Short-term obligations......................................            9,158
                                                                     --------
                                                                       79,700
Receivable for:
  Dividends.................................................  $49
  Fund shares sold..........................................   35          84
                                                              ---    --------
Total Assets................................................           79,784
LIABILITIES
Payable for Fund shares repurchased.........................    1
Accrued:
  Management fee............................................   50
  Administration fee........................................   10
  Bookkeeping fee...........................................    2
  Transfer Agent fee........................................   23
  Other.....................................................   46
                                                              ---
Total Liabilities...........................................              132
                                                                     --------
  Net Assets................................................         $ 79,652
                                                                     ========
CLASS A
Net asset value & redemption price per share - ($1/(b)).....         $  15.45(a)
                                                                     --------
Maximum offering price per share ($15.45/0.9425)............         $  16.39(c)
                                                                     --------
CLASS S
Net asset value, redemption & offering price per
  share - ($79,651/5,155)...................................         $  15.45
                                                                     --------
COMPOSITION OF NET ASSETS
Paid in capital.............................................         $ 53,739
Accumulated net realized gain...............................            8,006
Net unrealized appreciation.................................           17,907
                                                                     --------
                                                                     $ 79,652
                                                                     --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Rounds to less than one.
(c) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
(In thousands)

INVESTMENT INCOME
Dividends...................................................             $   394
Interest....................................................                 122
                                                                         -------
  Total Investment Income...................................                 516
EXPENSES
Management fee..............................................  $   519
Administration fee..........................................      104
12b-1 Service and Distribution fee..........................       (a)
Transfer agent fees.........................................      185
Bookkeeping fee.............................................       26
Trustees fee................................................       13
Custodian fees..............................................        4
Audit fee...................................................       19
Legal fee...................................................        3
Registration fee............................................       31
Reports to shareholders.....................................       13
Other.......................................................       14
                                                              -------
                                                                  931
Fees waived by Distributor - Class A........................       (a)
                                                              -------
                                                                             931
                                                                         -------
  Net Investment Loss.......................................                (415)
                                                                         -------
NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain...........................................    8,802
Net change in unrealized appreciation/depreciation during
  the period................................................   13,492
                                                              -------
  Net Gain..................................................              22,294
                                                                         -------
Increase in Net Assets from Operations......................             $21,879
                                                                         =======

(a) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                                  YEAR             YEAR
                                                                  ENDED            ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                                 2000(a)           1999
INCREASE (DECREASE) IN NET ASSETS                             -------------    -------------
OPERATIONS
Net investment loss.........................................  $        (415)   $        (250)
Net realized gain...........................................          8,802            5,947
Net change in unrealized appreciation/depreciation..........         13,492            8,974
                                                              -------------    -------------
     Net increase from operations...........................         21,879           14,671
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains...............         (3,219)              --
                                                              -------------    -------------
                                                                     18,660           14,671
                                                              -------------    -------------
FUND SHARE TRANSACTIONS
Receipt for shares sold - Class A...........................              1               --
                                                              -------------    -------------
                                                                          1               --
                                                              -------------    -------------
Receipt for shares sold - Class S...........................         15,206           19,615
Value of distributions reinvested - Class S.................          3,156               --
Cost of shares repurchased - Class S........................        (17,018)         (19,355)
                                                              -------------    -------------
                                                                      1,344              260
                                                              -------------    -------------
Net increase from share transactions........................          1,345              260
                                                              -------------    -------------
Net increase in net assets..................................         20,005           14,931
NET ASSETS
Beginning of period.........................................         59,647           44,716
                                                              -------------    -------------
End of period (including undistributed net investment income
  of none and none, respectively)...........................  $      79,652    $      59,647
                                                              -------------    -------------
NUMBER OF FUND SHARES
Sold - Class A..............................................            (b)               --
                                                              -------------    -------------
Sold - Class S..............................................          1,123            1,766
Issued for distributions reinvested - Class S...............            247               --
Repurchased - Class S.......................................         (1,278)          (1,825)
                                                              -------------    -------------
                                                                         92              (59)
                                                              -------------    -------------

(a) Class A shares were initially offered on July 31, 2000.
(b) Rounds to less than one.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 2000
NOTE 1. ORGANIZATION

Liberty Focus Fund - Class A and Stein Roe Focus Fund - Class S (collectively the "Fund") is a series of Liberty Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares are described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service and distribution fee and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Class A net investment income per share data reflects the service fee per share applicable to Class A shares.

      Class A's ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the period by the service fee applicable to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee as follows:

                                            ANNUAL
           AVERAGE NET ASSETS              FEE RATE
           ------------------              --------
First $500 million.......................      0.75%
Next $500 million........................      0.70%
Next $500 million........................      0.65%
Next $1.5 billion........................      0.60%

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

                                            ANNUAL
           AVERAGE NET ASSETS              FEE RATE
           ------------------              --------
First $500 million.......................     0.150%
Next $500 million........................     0.125%
Next $500 million........................     0.100%
Next $1.5 billion........................     0.075%

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee to equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A shares. Transfer agent fees for Class S shares are described in the Fund's Class S prospectus.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2000, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

EXPENSE LIMITS

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $51,975,673 and $63,299,846, respectively.

      Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation........    $22,977,061
Gross unrealized depreciation........     (5,070,258)
                                         -----------
     Net unrealized appreciation.....    $17,906,803
                                         ===========

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively.

Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreements.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2000, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade Inc. during the year were $2,832.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY FOCUS FUND

                                                                   PERIOD
                                                                    ENDED
                                                                SEPTEMBER 30,
                                                                    2000
                                                                -------------
                                                                   CLASS A(a)
                                                                -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $       13.64
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b).....................................            (0.01)(c)
Net realized and unrealized gain............................             1.82
                                                                -------------
Total from investment operations............................             1.81
                                                                -------------
Net Asset Value, End of Period..............................    $       15.45
                                                                -------------
Total Return (d) (e) (f)....................................           13.27%
                                                                -------------
RATIOS TO AVERAGE NET ASSETS
Expenses (g) (h)............................................            1.59%(c)
Net investment loss (g) (h).................................           (0.55%)(c)
Portfolio turnover rate.....................................              77%
Net assets at end of period (000's).........................    $           1

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Distribution fees waived by the Distributor amounted to $0.003 per share and 0.10% (annualized).
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Had the Distributor not waived the Class A distribution fee, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $380,941.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Investment Trust and Class A Shareholders of Liberty Focus Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Focus Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

TRUSTEES & TRANSFER AGENT

          ____________________________________________________________

     TOM BLEASDALE                           JAMES L. MOODY,JR.
     Retired (formerly Chairman of the       Retired (formerly Chairman of the
     Board and Chief Executive Officer,      Board, Chief Executive Officer and
     Shore Bank & Trust Company)             Director, Hannaford Bros. Co.)

     LORA S. COLLINS                         JOHN J. NEUHAUSER
     Attorney (formerly Attorney, Kramer,    Academic Vice President and Dean of
     Levin, Naftalis & Frankel)             Faculties, Boston College (formerly
                                             Dean, Boston College School of
     JAMES E. GRINNELL                       Management)
     Private Investor (formerly
     Senior Vice President-Operations,       JOSEPH R. PALOMBO
     The Rockport Company)                   Chief Operations Officer, Mutual
                                             Funds, Liberty Financial Companies,
     RICHARD W. LOWRY                        Inc., Executive Vice President and
     Private Investor (formerly Chairman     Director of Colonial Management
     and Chief Executive Officer, U.S.       Associates, Inc. and Executive Vice
     Plywood Corporation)                    President and Chief Administrative
                                             Officer of Liberty Funds Group LLC
     SALVATORE MACERA                        (formerly Vice President of Liberty
     Private Investor (formerly Executive    Funds Group-Boston and Chief
     Vice President of Itek Corp. and        Operating Officer, Putnam Mutual
     President of Itek Optical & Elec-       Funds)
     tronic Industries, Inc.)
                                             THOMAS E. STITZEL
     WILLIAM E. MAYER                        Business Consultant and Chartered
     Partner, Park Avenue Equity Partners    Financial Analyst (formerly
     (formerly Dean, College of Business     Professor of Finance, College of
     and Management, University of           Business, Boise State University)
     Maryland; Dean, Simon Graduate School
     of Business, University of Rochester;   ANNE-LEE VERVILLE
     Chairman and Chief Executive Officer,   Consultant (formerly General
     CS First Boston Merchant Bank; and      Manager, Global Education Industry,
     President and Chief Executive Officer,  and President, Applications Solu-
     The First Boston Corporation)           tions Division, IBM Corporation)


         _____________________________________________________________



     IMPORTANT INFORMATION ABOUT THIS REPORT
     The Transfer Agent for Liberty Focus Fund Class A is;

     Liberty Funds Services, Inc.
     P.O. Box 1722
     Boston, MA 02105-1722
     1-800-345-6611

     The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

     This report has been prepared for shareholders of Liberty Focus Fund
     Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

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     BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

     Your financial advisor can help you develop a long-term plan for reaching your financial goals.


     LIBERTY FOCUS FUND CLASS A         ANNUAL REPORT
                                                           . .............
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                                                           .   STANDARD  .
                                                           . U.S. POSTAGE.
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    ALL-STAR*COLONIAL*CRABBE HUSON*NEWPORT*STEIN ROE ADVISOR


          LIBERTY FUNDS DISTRIBUTOR, INC,(C)2000
          ONE FINANCIAL CENTER, BOSTON, MA 02111-2621, 800-426-3750 www.libertyfunds.com



                                                744-02/196D-0900 (11/00) 00/2183